UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-00032

American Funds Fundamental Investors

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Brian D. Bullard

American Funds Fundamental Investors

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

Fundamental Investors® Annual report for the year ended December 31, 2019

We believe flexibility
can help uncover
value in any market
environment

Beginning January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, we intend to no longer mail paper copies of the fund’s shareholder reports, unless specifically requested from American Funds or your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Capital Group website (capitalgroup.com); you will be notified by mail and provided with a website link to access the report each time a report is posted. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or enroll in e-delivery at capitalgroup.com (for accounts held directly with the fund).

You may elect to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you may inform American Funds that you wish to continue receiving paper copies of your shareholder reports by contacting us at (800) 421-4225. Your election to receive paper reports will apply to all funds held with American Funds or through your financial intermediary.

Fundamental Investors seeks long-term growth of capital and income.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For nearly 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

See page 4 for Class A share results with relevant sales charges deducted. For other share class results, visit capitalgroup.com and americanfundsretirement.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit capitalgroup.com for more information.

The fund’s 30-day yield for Class A shares as of January 31, 2020, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula, was 1.28%. The fund’s 12-month distribution rate for Class A shares as of that date was 1.37%. Both reflect the 5.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	The value of a $10,000 investment

6	Summary investment portfolio

9	Financial statements

34	Board of trustees and other officers

Fellow investors:

For the 12 months ended December 31, 2019, Fundamental Investors rose 27.61%. This return includes reinvested dividends and capital gain distributions totaling $4.55 per share. Distributions include regular quarterly dividends totaling 67 cents per share, a 27 cents per share special dividend and long-term capital gains payments of $3.61 per share.

The fund’s results trailed its primary benchmark, the unmanaged S&P 500 Composite Index, a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, which climbed 31.49%.

Fundamental Investors has outpaced the S&P 500 over its lifetime. Although the annual advantages may seem small, when compounded over longer time frames, they have translated into added wealth for long-term investors.

Strong U.S. equity returns despite uncertainty

U.S. stocks rebounded after posting a decline in 2018, supported by modest U.S. economic growth as well as generally more stable economic conditions globally. Central banks responded to the growth concerns of late 2018 with more accommodative policies. The U.S. Federal Reserve (the Fed) shifted its monetary policy approach from financial tightening to easing, cutting rates three times in the second half of the year. Fed officials have outlined a cautious approach to future monetary policy changes.

Trade and other geopolitical tensions stoked uncertainty, but equity markets still posted strong returns. The U.S. and China threatened and subsequently implemented tariffs as a new trade agreement proved elusive for most of the year. In December, the two countries tentatively agreed to sign a “phase one” trade deal in early 2020. The volatility impacted sentiment for companies in trade-reliant industries such as technology and agriculture, but many of these companies still provided solid returns.

Other geopolitical issues such as Brexit, conflict in the Middle East and shifting political attitudes in Europe provided additional uncertainty but had a relatively minimal impact on U.S. markets.

Results at a glance

For the 12-month period ended December 31, 2019, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime (since 8/1/78)[1]

Fundamental Investors (Class A shares)	27.61%	11.33%	12.38%	12.45%
Standard & Poor’s 500 Composite Index[2,3]	31.49	11.70	13.56	11.78

[1]	The date Capital Research and Management Company began managing the fund.
[2]	Source: S&P Dow Jones Indices.
[3]	The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

Fundamental Investors	1

Largest equity holdings

Company	Percent of net assets

Microsoft Corp.	5.46%
Broadcom Inc.	3.62
UnitedHealth Group Inc.	2.86
Berkshire Hathaway Inc.	2.70
Facebook, Inc.	2.66
Amazon.com, Inc.	2.17
Taiwan Semiconductor Manufacturing Co., Ltd.	1.91
Alphabet Inc.	1.91
Charter Communications, Inc.	1.80
Boeing Co.	1.66
ASML Holdings	1.64
JPMorgan Chase & Co.	1.59
Intel Corp.	1.42
Comcast Corp.	1.34
Netflix, Inc.	1.32
British American Tobacco PLC	1.30
TransDigm Group Inc.	1.18
Altria Group, Inc.	1.12
Airbus SE	1.09
Samsung Electronics Co., Ltd.	1.05

Growth stocks continued to lead value

Growth-oriented U.S. companies strongly rebounded from the sharp selloff in late 2018; the Russell 1000 Growth Index rose more than 36.39% while the Russell 1000 Value Index posted a more modest, but still solid, 26.54% gain. More stable global economic conditions and easier monetary policy supported greater risk appetite among investors.

Highest convictions reflect the fund’s flexibility

The fund’s portfolio is carefully constructed using bottom-up, fundamental investment research that allows the fund to maintain high-conviction investments across a variety of industries. All of the fund’s 10 largest equity holdings contributed positively to the fund, although several lagged the broader market. Returns for Charter Communications (+70.22%), Facebook (+56.57%), Microsoft (+55.26%) and Taiwan Semiconductor (+52.88%) outpaced the S&P 500, while Alphabet (+28.84%), Broadcom (+24.28%), Amazon (+23.03%), UnitedHealth (+18.01%) and Berkshire Hathaway (+10.98%) produced solid returns that were less than the broader market. Boeing (+1.01%) was essentially flat.

Companies in the fund’s top 20 holdings such as Taiwan Semiconductor, ASML and Airbus underscore the value of the fund’s flexible investment approach. The fund’s geographic flexibility to invest up to 35% of assets in companies domiciled outside of the U.S. allowed those investments to be sizeable contributors. Currently 19.7% of the fund’s equity assets are domiciled outside of the U.S.

Similarly, the fund’s approach to find under-appreciated investment opportunities has helped UnitedHealth, Netflix and Boeing become larger investments in the portfolio. Portfolio managers took advantage of volatility in the health care industry — partly due to political rhetoric building up to the 2020 presidential election — to strategically add to their positions in UnitedHealth. Poor subscriber growth in the second quarter of 2019 led Netflix shares to fall, but portfolio managers used this weakness to add to their positions, as they believed its stock had become undervalued. Because of aircraft production and heightened regulatory scrutiny, shares of Boeing were essentially flat for 2019. Portfolio managers used amplified investor concerns to increase their positions.

Consumer discretionary led contribution to relative returns; energy lagged

Investments in the consumer discretionary sector contributed to the fund’s relative results. Meanwhile, the energy sector detracted on a relative basis.

Healthy U.S. consumer spending helped fuel consumer discretionary companies such as Amazon, Home Depot (+27.10%) and Nike (+36.65%) that aided fund returns. Portfolio managers have been selective and most of the holdings within this sector are concentrated to a few companies.

The energy sector detracted from the fund’s relative results. Concho Resources (–14.81%) was one of the largest detractors. Over the last 12 months, energy investments have become a smaller position in the fund as portfolio managers have grown less optimistic about the oil supply/demand dynamic and productivity in the long term.

2	Fundamental Investors

Looking long-term and reinforcing our approach

The fund and the broader U.S. equity market rebounded in 2019 after a dramatic sell-off during the fourth quarter of 2018. When taking a long-term view, the fund has produced healthy results for shareholders despite these periods of short-term volatility. We continue to believe that our bottom-up, security-by-security investment approach will continue to help us pursue better investment outcomes in the long term.

The value of the fund’s flexibility was displayed this year. Non-U.S. domiciled companies in the portfolio positively contributed this year. The size of these investments has not wavered greatly in recent years, and we have been very concentrated with our investments outside the United States. We will continue to exercise the fund’s geographic flexibility to pursue high conviction opportunities.

Volatility has also allowed us to use the fund’s flexibility to invest in undervalued or less appreciated companies and build positions in companies that we believe the market will more fairly value or appreciate in the long term.

We thank you for your support and investment in Fundamental Investors.

Sincerely,

Mark L. Casey
Co-President

Brady L. Enright
Co-President

February 10, 2020

The New Geography of Investing®

Fifty years ago, companies tended to do business solely within their own borders. Globalization, however, has made that decreasingly true. Where a company is headquartered or where its stock is listed have become less meaningful proxies.

Equity portion breakdown by domicile (%)

	Country/Region	Fund	Index
■	United States	80%	100%
■	Canada	3	—
■	Europe	12	—
■	Japan	1	—
■	Asia-Pacific ex. Japan	— *	—
■	Emerging markets	4	—
	Total	100%	100%

Equity portion breakdown by revenue (%)

	Country/Region	Fund	Index
■	United States	56%	62%
■	Canada	3	2
■	Europe	12	12
■	Japan	3	3
■	Asia-Pacific ex. Japan	2	1
■	Emerging markets	24	20
	Total	100%	100%

*	Amount less than 1%.

Compared with the S&P 500 as a percent of net assets.

Source: Capital Group (as of December 31, 2019).

Fundamental Investors	3

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.50% prior to July 1, 1988.
[3]	Includes reinvested dividends and reinvested capital gain distributions.
[4]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s 500 Composite Index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[5]	Includes reinvested capital gain distributions, but does not reflect income dividends taken in cash.
[6]	For the period August 1, 1978 (when Capital Research and Management Company became investment adviser), through December 31, 1978.

The value of a long-term perspective

$1,400,000
400,000
200,000
100,000
10,000
8,000

Average annual total returns based on a $1,000 investment
(for periods ended December 31, 2019)*

	1 year	5 years	10 years
Class A shares	20.28%	10.02%	11.71%

**Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.*

The total annual fund operating expense ratio is 0.62% for Class A shares as of the prospectus dated March 1, 2020 (unaudited). The expense ratio is restated to reflect current fees.

Year ended December 31	1978[6]	1979	1980	1981	1982	1983	1984	1985	1986	1987	1988	1989	1990	1991	1992	1993
CAPITAL VALUE (dollars in thousands)																
Dividends in cash	$ 0.2	0.4	0.6	0.6	0.6	0.6	0.6	0.6	0.6	0.7	0.9	1.2	1.1	0.9	1.0	1.1
Value at year-end[1]	$ 8.9	9.9	11.4	10.7	13.5	16.4	16.8	21.1	25.2	25.5	28.6	35.4	32.2	40.9	44.1	50.9
TOTAL VALUE (dollars in thousands)																
Dividends reinvested	$ 0.2	0.4	0.6	0.7	0.8	0.8	0.7	0.8	0.9	1.0	1.3	1.9	1.7	1.5	1.7	1.9
Value at year-end[1]	$ 9.2	10.6	12.8	12.7	17.0	21.4	22.6	29.4	35.9	37.3	43.2	55.6	52.1	67.9	74.9	88.5
FI total return	(8.4)%	15.3	21.3	(1.2)	34.0	26.1	5.8	30.2	22.0	3.8	16.0	28.6	(6.2)	30.3	10.2	18.2

4	Fundamental Investors

How a $10,000 investment has grown

The chart and the table below it illustrate how a hypothetical $10,000 investment in the fund grew between August 1, 1978 — when Capital Research and Management Company became the investment adviser for Fundamental Investors — and December 31, 2019. The chart also shows how the unmanaged Standard & Poor’s 500 Composite Index fared over this same period.

Fundamental Investors	5

Summary investment portfolio December 31, 2019

Industry sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
United States	78.26%
Eurozone*	6.34
United Kingdom	4.11
Canada	2.37
Taiwan	1.91
South Korea	1.38
Japan	.73
Switzerland	.68
Brazil	.36
Other countries	1.27
Short-term securities & other assets less liabilities	2.59

*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Belgium, France, Germany, Ireland, Italy, the Netherlands and Spain.

Common stocks 97.08%	Shares	Value (000)
Information technology 23.28%
Microsoft Corp.	37,555,439	$5,922,493
Broadcom Inc.	11,994,545	3,790,516
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	172,768,000	1,913,314
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	2,797,467	162,533
ASML Holding NV1	4,740,732	1,411,838
ASML Holding NV (New York registered)	1,259,860	372,843
Intel Corp.	25,667,906	1,536,224
Samsung Electronics Co., Ltd.[1]	21,885,000	1,054,514
Advanced Micro Devices, Inc.[2]	14,482,751	664,179
Visa Inc., Class A	3,313,190	622,548
Texas Instruments Inc.	4,799,085	615,675
Mastercard Inc., Class A	1,979,928	591,187
Autodesk, Inc.[2]	2,969,434	544,772
Other securities		6,063,288
		25,265,924

Health care 13.17%
UnitedHealth Group Inc.	10,546,143	3,100,355
Regeneron Pharmaceuticals, Inc.[2]	2,481,161	931,626
Centene Corp.[2]	14,816,938	931,541
Boston Scientific Corp.[2]	18,892,190	854,305
Pfizer Inc.	20,034,371	784,947
Thermo Fisher Scientific Inc.	2,414,040	784,249
Cigna Corp.	3,706,265	757,894
Humana Inc.	1,658,684	607,941
Other securities		5,540,488
		14,293,346

Financials 12.87%
Berkshire Hathaway Inc., Class A2	7,665	2,602,957
Berkshire Hathaway Inc., Class B2	1,427,815	323,400
JPMorgan Chase & Co.	12,406,920	1,729,525
Capital One Financial Corp.	8,990,186	925,180
CME Group Inc., Class A	3,621,865	726,981
Citigroup Inc.	8,989,586	718,178
Discover Financial Services	7,453,579	632,213
The Blackstone Group Inc., Class A	10,646,901	595,588
Other securities		5,710,792
		13,964,814

6	Fundamental Investors

	Shares	Value (000)
Industrials 11.09%
Boeing Co.	5,541,681	$1,805,258
TransDigm Group Inc.	2,295,395	1,285,421
Airbus SE, non-registered shares[1]	8,088,216	1,186,685
Parker-Hannifin Corp.	4,249,228	874,576
Union Pacific Corp.	4,004,237	723,926
CSX Corp.	9,727,198	703,860
Deere & Co.	3,122,105	540,936
Other securities		4,910,277
		12,030,939

Communication services 10.85%
Facebook, Inc., Class A2	14,039,917	2,881,693
Alphabet Inc., Class C2	1,147,607	1,534,374
Alphabet Inc., Class A2	402,523	539,135
Charter Communications, Inc., Class A2	4,024,632	1,952,268
Comcast Corp., Class A	32,437,794	1,458,728
Netflix, Inc.[2]	4,441,091	1,437,004
Activision Blizzard, Inc.	12,911,544	767,204
Other securities		1,205,303
		11,775,709

Consumer discretionary 7.89%
Amazon.com, Inc.[2]	1,277,057	2,359,797
Home Depot, Inc.	4,301,542	939,371
Marriott International, Inc., Class A	3,650,855	552,849
Other securities		4,706,569
		8,558,586

Consumer staples 6.63%
British American Tobacco PLC[1]	33,227,062	1,415,647
Altria Group, Inc.	24,344,244	1,215,021
Philip Morris International Inc.	13,307,963	1,132,375
Other securities		3,425,094
		7,188,137

Energy 4.83%
Royal Dutch Shell PLC, Class B (ADR)	7,279,249	436,536
Royal Dutch Shell PLC, Class B1	10,870,647	323,919
Enbridge Inc. (CAD denominated)	15,881,626	631,449
Other securities		3,852,515
		5,244,419

Materials 3.78%
Other securities		4,105,912

Real estate 1.81%
Simon Property Group, Inc. REIT	6,143,829	915,185
Other securities		1,045,604
		1,960,789

Utilities 0.88%
Other securities		957,731

Total common stocks (cost: $67,614,367,000)		105,346,306

Preferred securities 0.21%
Energy 0.13%
Other securities		145,720

Information technology 0.08%
Samsung Electronics Co., Ltd., nonvoting preferred shares[1]	2,100,000	81,930

Total preferred securities (cost: $196,721,000)		227,650

Fundamental Investors	7

Convertible stocks 0.12%	Shares	Value (000)
Information technology 0.12%
Broadcom Inc., Series A, cumulative convertible preferred, 8.00% 2022	114,978	$135,441

Total convertible stocks (cost: $117,893,000)		135,441

Short-term securities 2.58%
Money market investments 2.58%
Capital Group Central Cash Fund 1.73%[3]	27,973,327	2,797,333

Total short-term securities (cost: $2,794,631,000)		2,797,333
Total investment securities 99.99% (cost: $70,723,612,000)		108,506,730
Other assets less liabilities 0.01%		10,675

Net assets 100.00%		$108,517,405

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings represent 5% or more of the outstanding voting shares of that company. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on these holdings and related transactions during the year ended December 31, 2019, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (loss) (000)	Net unrealized appreciation (000)	Dividend income (000)	Value of affiliates at 12/31/2019 (000)
Common stocks 0.00%
Financials 0.00%
CIT Group Inc.[4]	7,752,515	—	3,583,310	4,169,205	$33,605	$17,684	$6,751	$—
Energy 0.00%
Concho Resources Inc.[4]	10,228,523	—	8,662,419	1,566,104	(265,572)	144,789	2,921	—
Short-term securities 0.00%
Money market investments 0.00%
Capital Group Central Cash Fund 1.73%[3,4]	—	136,977,821	109,004,494	27,973,327	(5,021)	2,702	81,208	—
Total 0.00%					$(236,988)	$165,175	$90,880	$—

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $16,588,631,000, which represented 15.29% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Rate represents the seven-day yield at 12/31/2019.
[4]	Unaffiliated issuer at 12/31/2019.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

See notes to financial statements.

8	Fundamental Investors

Financial statements

Statement of assets and liabilities

at December 31, 2019	(dollars in thousands)

Assets:
Investment securities in unaffiliated issuers, at value (cost: $70,723,612)		$108,506,730
Cash		1,064
Cash denominated in currencies other than U.S. dollars (cost: $10,381)		10,429
Receivables for:
Sales of investments	$86,948
Sales of fund’s shares	79,780
Dividends	213,932
Other	720	381,380
		108,899,603
Liabilities:
Payables for:
Purchases of investments	150,225
Repurchases of fund’s shares	174,228
Investment advisory services	21,911
Services provided by related parties	22,688
Trustees’ deferred compensation	4,774
Other	8,372	382,198
Net assets at December 31, 2019		$108,517,405

Net assets consist of:
Capital paid in on shares of beneficial interest		$69,231,986
Total distributable earnings		39,285,419
Net assets at December 31, 2019		$108,517,405

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (1,750,277 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$56,714,557	914,423		$62.02
Class C	2,060,825	33,423		61.66
Class T	11	—	*	62.02
Class F-1	2,770,651	44,702		61.98
Class F-2	10,821,011	174,532		62.00
Class F-3	7,595,070	122,495		62.00
Class 529-A	2,810,311	45,390		61.92
Class 529-C	350,146	5,656		61.90
Class 529-E	93,708	1,515		61.85
Class 529-T	14	—	*	62.02
Class 529-F-1	195,638	3,163		61.85
Class R-1	132,533	2,150		61.65
Class R-2	734,439	11,921		61.61
Class R-2E	90,673	1,470		61.67
Class R-3	1,985,967	32,114		61.84
Class R-4	1,970,162	31,843		61.87
Class R-5E	379,230	6,127		61.90
Class R-5	1,353,918	21,811		62.08
Class R-6	18,458,541	297,542		62.04

*	Amount less than one thousand.

See notes to financial statements.

Fundamental Investors	9

Statement of operations

for the year ended December 31, 2019	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $57,963; also includes $90,880 from affiliates)	$2,231,307
Interest	30,881	$2,262,188
Fees and expenses*:
Investment advisory services	241,235
Distribution services	190,148
Transfer agent services	74,854
Administrative services	29,398
Reports to shareholders	2,802
Registration statement and prospectus	2,372
Trustees’ compensation	1,110
Auditing and legal	222
Custodian	3,009
Other	2,424	547,574
Net investment income		1,714,614

Net realized gain and unrealized appreciation:
Net realized gain (loss) on:
Investments:
Unaffiliated issuers	6,535,084
Affiliated issuers	(236,988)
Currency transactions	(5,883)	6,292,213
Net unrealized appreciation on:
Investments (net of non-U.S. taxes of $3,187):
Unaffiliated issuers	15,988,796
Affiliated issuers	165,175
Currency translations	815	16,154,786
Net realized gain and unrealized appreciation		22,446,999

Net increase in net assets resulting from operations		$24,161,613

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

Statements of changes in net assets	(dollars in thousands)

	Year ended December 31,
	2019	2018
Operations:
Net investment income	$1,714,614	$1,607,728
Net realized gain	6,292,213	7,886,156
Net unrealized appreciation (depreciation)	16,154,786	(15,746,574)
Net increase (decrease) in net assets resulting from operations	24,161,613	(6,252,690)

Distributions paid to shareholders	(7,671,101)	(8,948,530)

Net capital share transactions	3,796,000	6,966,542

Total increase (decrease) in net assets	20,286,512	(8,234,678)

Net assets:
Beginning of year	88,230,893	96,465,571
End of year	$108,517,405	$88,230,893

See notes to financial statements.

10	Fundamental Investors

Notes to financial statements

1. Organization

American Funds Fundamental Investors (the “trust”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company and has initially issued one series of shares, Fundamental Investors (the “fund”). The fund seeks long-term growth of capital and income.

The fund has 19 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), five 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	Class 529-C converts to Class 529-A after 10 years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

Fundamental Investors	11

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.

12	Fundamental Investors

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of December 31, 2019 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$19,747,676	$5,518,248	$—	$25,265,924
Health care	13,639,325	654,021	—	14,293,346
Financials	12,187,221	1,777,593	—	13,964,814
Industrials	9,472,384	2,558,555	—	12,030,939
Communication services	11,685,042	90,667	—	11,775,709
Consumer discretionary	7,191,957	1,366,629	—	8,558,586
Consumer staples	4,871,317	2,316,820	—	7,188,137
Energy	4,586,091	658,328	—	5,244,419
Materials	2,867,087	1,238,825	—	4,105,912
Real estate	1,960,789	—	—	1,960,789
Utilities	630,716	327,015	—	957,731
Preferred securities	145,720	81,930	—	227,650
Convertible stocks	135,441	—	—	135,441
Short-term securities	2,797,333	—	—	2,797,333
Total	$91,918,099	$16,588,631	$—	$108,506,730

Fundamental Investors	13

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — The value of the fund’s securities and income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2019, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

14	Fundamental Investors

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended December 31, 2019, the fund reclassified $316,844,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of December 31, 2019, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$372,636
Undistributed long-term capital gains	1,323,726
Post-October capital loss deferral*	(82,242)
Gross unrealized appreciation on investments	39,308,916
Gross unrealized depreciation on investments	(1,630,424)
Net unrealized appreciation on investments	37,678,492
Cost of investments	70,828,238

*	This deferral is considered incurred in the subsequent year.

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended December 31, 2019				Year ended December 31, 2018
Share class	Ordinary income		Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains	Total distributions paid
Class A	$825,499		$3,156,847	$3,982,346	$830,699		$3,951,373	$4,782,072
Class C	15,859		116,925	132,784	17,208		168,903	186,111
Class T	—	*	1	1	—	*	1	1
Class F-1	39,438		155,470	194,908	40,704		200,615	241,319
Class F-2	177,322		602,873	780,195	160,244		719,272	879,516
Class F-3	127,770		418,682	546,452	111,118		455,724	566,842
Class 529-A	39,232		156,084	195,316	37,972		192,064	230,036
Class 529-C	2,490		19,773	22,263	2,680		28,625	31,305
Class 529-E	1,123		5,221	6,344	1,148		6,865	8,013
Class 529-T	—	*	1	1	—	*	1	1
Class 529-F-1	3,057		10,659	13,716	2,658		12,264	14,922
Class R-1	1,002		7,612	8,614	1,056		10,772	11,828
Class R-2	5,514		41,384	46,898	5,607		55,443	61,050
Class R-2E	910		5,056	5,966	756		5,451	6,207
Class R-3	23,675		112,751	136,426	25,962		159,946	185,908
Class R-4	29,564		111,644	141,208	33,517		162,350	195,867
Class R-5E	5,800		20,720	26,520	2,061		11,500	13,561
Class R-5	24,473		76,552	101,025	30,949		122,328	153,277
Class R-6	313,476		1,016,642	1,330,118	266,414		1,114,280	1,380,694
Total	$1,636,204		$6,034,897	$7,671,101	$1,570,753		$7,377,777	$8,948,530

*	Amount less than one thousand.

6. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Fundamental Investors	15

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.390% on the first $1 billion of daily net assets and decreasing to 0.229% on such assets in excess of $89 billion. For the year ended December 31, 2019, the investment advisory services fee was $241,235,000, which was equivalent to an annualized rate of 0.242% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of December 31, 2019, unreimbursed expenses subject to reimbursement totaled $111,000 for Class A shares. There were no unreimbursed expenses subject to reimbursement for Class 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the daily net assets attributable to each share class of the fund. Prior to July 1, 2019, Class A shares paid CRMC an administrative services fee at the annual rate of 0.01% of daily net assets and all other share classes paid a fee at the annual rate of 0.05% of their respective daily net assets. The fund’s board of trustees authorized the fund to pay CRMC effective July 1, 2019, an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund (which could increase as noted above) for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. Effective January 1, 2020, the quarterly fee will be amended to a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the

16	Fundamental Investors

prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

For the year ended December 31, 2019, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$131,402	$46,784		$10,651		Not applicable
Class C	20,498	1,836		829		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	6,499	3,249		1,038		Not applicable
Class F-2	Not applicable	10,940		3,929		Not applicable
Class F-3	Not applicable	499		2,610		Not applicable
Class 529-A	6,004	2,036		1,027		$1,696
Class 529-C	3,408	279		140		229
Class 529-E	434	34		35		58
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	135		68		113
Class R-1	1,335	148		54		Not applicable
Class R-2	5,270	2,486		280		Not applicable
Class R-2E	482	164		32		Not applicable
Class R-3	9,859	3,017		790		Not applicable
Class R-4	4,957	2,032		794		Not applicable
Class R-5E	Not applicable	449		126		Not applicable
Class R-5	Not applicable	705		554		Not applicable
Class R-6	Not applicable	61		6,441		Not applicable
Total class-specific expenses	$190,148	$74,854		$29,398		$2,096

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $1,110,000 in the fund’s statement of operations reflects $536,000 in current fees (either paid in cash or deferred) and a net increase of $574,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term investments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund purchased securities from, and sold securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended December 31, 2019, the fund engaged in such purchase and sale transactions with related funds in the amounts of $1,582,156,000 and $3,067,701,000, respectively, which generated $173,367,000 of net realized gains from such sales.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended December 31, 2019.

Fundamental Investors	17

7. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of distributions			Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2019

Class A	$2,989,256	50,851	$3,915,068	64,266		$(5,948,240)	(100,408)	$956,084	14,709
Class C	205,991	3,531	131,826	2,172		(624,128)	(10,667)	(286,311)	(4,964)
Class T	—	—	—	—		—	—	—	—
Class F-1	364,116	6,223	191,924	3,152		(570,891)	(9,677)	(14,851)	(302)
Class F-2	2,259,826	38,491	754,040	12,387		(2,477,893)	(41,907)	535,973	8,971
Class F-3	1,805,542	30,611	542,040	8,902		(1,261,328)	(21,244)	1,086,254	18,269
Class 529-A	255,240	4,327	195,208	3,209		(370,282)	(6,279)	80,166	1,257
Class 529-C	34,820	593	22,254	365		(107,220)	(1,823)	(50,146)	(865)
Class 529-E	6,718	114	6,342	104		(16,137)	(275)	(3,077)	(57)
Class 529-T	—	—	1	—	†	—	—	1	— †
Class 529-F-1	38,637	656	13,710	225		(33,622)	(571)	18,725	310
Class R-1	13,897	238	8,563	141		(40,618)	(690)	(18,158)	(311)
Class R-2	114,821	1,969	46,854	772		(202,342)	(3,471)	(40,667)	(730)
Class R-2E	25,495	440	5,966	98		(18,579)	(317)	12,882	221
Class R-3	239,674	4,103	136,267	2,242		(604,921)	(10,292)	(228,980)	(3,947)
Class R-4	225,579	3,859	141,194	2,326		(609,728)	(10,367)	(242,955)	(4,182)
Class R-5E	109,387	1,859	26,518	437		(62,175)	(1,051)	73,730	1,245
Class R-5	108,641	1,847	100,982	1,660		(416,578)	(7,035)	(206,955)	(3,528)
Class R-6	2,308,441	39,703	1,330,072	21,838		(1,514,228)	(25,391)	2,124,285	36,150
Total net increase (decrease)	$11,106,081	189,415	$7,568,829	124,296		$(14,878,910)	(251,465)	$3,796,000	62,246

Year ended December 31, 2018

Class A	$3,562,813	57,219	$4,700,041	89,686		$(7,003,945)	(113,402)	$1,258,909	33,503
Class C	321,999	5,178	184,713	3,585		(705,519)	(11,335)	(198,807)	(2,572)
Class T	—	—	—	—		—	—	—	—
Class F-1	560,229	8,920	237,990	4,537		(1,015,729)	(16,227)	(217,510)	(2,770)
Class F-2	3,760,912	60,095	850,356	16,266		(2,104,666)	(34,418)	2,506,602	41,943
Class F-3	1,664,915	26,495	557,704	10,617		(1,368,293)	(21,982)	854,326	15,130
Class 529-A	275,342	4,404	229,997	4,402		(340,335)	(5,443)	165,004	3,363
Class 529-C	41,092	658	31,295	606		(104,970)	(1,671)	(32,583)	(407)
Class 529-E	9,290	148	8,009	154		(14,531)	(231)	2,768	71
Class 529-T	—	—	1	—	†	—	—	1	— †
Class 529-F-1	48,208	773	14,916	286		(25,721)	(416)	37,403	643
Class R-1	18,078	290	11,786	229		(40,418)	(645)	(10,554)	(126)
Class R-2	159,549	2,557	60,991	1,185		(247,425)	(3,974)	(26,885)	(232)
Class R-2E	26,665	428	6,206	120		(12,262)	(201)	20,609	347
Class R-3	358,924	5,730	185,697	3,567		(703,387)	(11,273)	(158,766)	(1,976)
Class R-4	351,620	5,599	195,845	3,740		(868,589)	(13,952)	(321,124)	(4,613)
Class R-5E	297,119	5,131	13,556	264		(45,615)	(778)	265,060	4,617
Class R-5	260,731	4,121	153,186	2,900		(897,523)	(14,477)	(483,606)	(7,456)
Class R-6	3,206,812	51,376	1,380,608	26,326		(1,281,725)	(20,435)	3,305,695	57,267
Total net increase (decrease)	$14,924,298	239,122	$8,822,897	168,470		$(16,780,653)	(270,860)	$6,966,542	136,732

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

8. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $37,585,001,000 and $38,274,618,000, respectively, during the year ended December 31, 2019.

18	Fundamental Investors

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets[3]		Ratio of net income to average net assets
Class A:
12/31/2019	$52.29	$.98	$13.30	$14.28	$(.94)	$(3.61)	$(4.55)	$62.02	27.61%	$56,715		.61%		1.65%
12/31/2018	62.21	1.01	(5.19)	(4.18)	(.99)	(4.75)	(5.74)	52.29	(6.60)	47,045		.59		1.61
12/31/2017	54.44	.93	11.65	12.58	(.91)	(3.90)	(4.81)	62.21	23.37	53,885		.60		1.55
12/31/2016	50.71	.87	5.43	6.30	(.87)	(1.70)	(2.57)	54.44	12.54	47,308		.61		1.68
12/31/2015	52.06	.77	.97	1.74	(.77)	(2.32)	(3.09)	50.71	3.38	44,596		.60		1.47
Class C:
12/31/2019	52.00	.52	13.23	13.75	(.48)	(3.61)	(4.09)	61.66	26.66	2,061		1.37		.89
12/31/2018	61.88	.50	(5.15)	(4.65)	(.48)	(4.75)	(5.23)	52.00	(7.35)	1,996		1.39		.81
12/31/2017	54.18	.45	11.58	12.03	(.43)	(3.90)	(4.33)	61.88	22.37	2,535		1.40		.75
12/31/2016	50.48	.45	5.40	5.85	(.45)	(1.70)	(2.15)	54.18	11.64	2,426		1.41		.87
12/31/2015	51.83	.35	.97	1.32	(.35)	(2.32)	(2.67)	50.48	2.56	2,435		1.40		.67
Class T:
12/31/2019	52.28	1.12	13.32	14.44	(1.09)	(3.61)	(4.70)	62.02	27.95 [4]	—	[5]	.37	[4]	1.90	[4]
12/31/2018	62.20	1.14	(5.19)	(4.05)	(1.12)	(4.75)	(5.87)	52.28	(6.41)[4]	—	[5]	.38	[4]	1.82	[4]
12/31/2017[6,7]	57.85	.81	8.30	9.11	(.86)	(3.90)	(4.76)	62.20	15.96 [4,8]	—	[5]	.39	[4,9]	1.80	[4,9]
Class F-1:
12/31/2019	52.26	.94	13.29	14.23	(.90)	(3.61)	(4.51)	61.98	27.53	2,771		.66		1.60
12/31/2018	62.17	.96	(5.18)	(4.22)	(.94)	(4.75)	(5.69)	52.26	(6.67)	2,352		.67		1.52
12/31/2017	54.41	.88	11.65	12.53	(.87)	(3.90)	(4.77)	62.17	23.27	2,970		.67		1.47
12/31/2016	50.69	.83	5.42	6.25	(.83)	(1.70)	(2.53)	54.41	12.45	2,688		.68		1.61
12/31/2015	52.03	.74	.97	1.71	(.73)	(2.32)	(3.05)	50.69	3.33	4,819		.67		1.40
Class F-2:
12/31/2019	52.27	1.10	13.30	14.40	(1.06)	(3.61)	(4.67)	62.00	27.87	10,821		.40		1.86
12/31/2018	62.19	1.13	(5.19)	(4.06)	(1.11)	(4.75)	(5.86)	52.27	(6.43)	8,654		.41		1.80
12/31/2017	54.43	1.00	11.68	12.68	(1.02)	(3.90)	(4.92)	62.19	23.57	7,688		.42		1.68
12/31/2016	50.70	.99	5.41	6.40	(.97)	(1.70)	(2.67)	54.43	12.77	8,424		.41		1.88
12/31/2015	52.04	.88	.97	1.85	(.87)	(2.32)	(3.19)	50.70	3.61	4,389		.41		1.67
Class F-3:
12/31/2019	52.27	1.17	13.29	14.46	(1.12)	(3.61)	(4.73)	62.00	28.01	7,595		.30		1.97
12/31/2018	62.19	1.19	(5.19)	(4.00)	(1.17)	(4.75)	(5.92)	52.27	(6.34)	5,448		.31		1.89
12/31/2017[6,10]	56.55	1.11	9.52	10.63	(1.09)	(3.90)	(4.99)	62.19	19.08 [8]	5,541		.31	[9]	1.96	[9]
Class 529-A:
12/31/2019	52.21	.94	13.28	14.22	(.90)	(3.61)	(4.51)	61.92	27.53	2,810		.67		1.60
12/31/2018	62.12	.96	(5.18)	(4.22)	(.94)	(4.75)	(5.69)	52.21	(6.68)	2,304		.67		1.53
12/31/2017	54.37	.88	11.64	12.52	(.87)	(3.90)	(4.77)	62.12	23.28	2,533		.67		1.47
12/31/2016	50.65	.83	5.42	6.25	(.83)	(1.70)	(2.53)	54.37	12.44	1,995		.69		1.60
12/31/2015	52.00	.72	.97	1.69	(.72)	(2.32)	(3.04)	50.65	3.28	1,795		.70		1.37

See end of table for footnotes.

Fundamental Investors	19

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets[3]		Ratio of net income to average net assets
Class 529-C:
12/31/2019	$52.19	$.50	$13.27	$13.77	$(.45)	$(3.61)	$(4.06)	$61.90	26.59%	$350		1.41%		.84%
12/31/2018	62.08	.48	(5.18)	(4.70)	(.44)	(4.75)	(5.19)	52.19	(7.39)	340		1.43		.76
12/31/2017	54.31	.41	11.62	12.03	(.36)	(3.90)	(4.26)	62.08	22.32	430		1.45		.69
12/31/2016	50.60	.42	5.41	5.83	(.42)	(1.70)	(2.12)	54.31	11.57	479		1.47		.82
12/31/2015	51.95	.31	.97	1.28	(.31)	(2.32)	(2.63)	50.60	2.48	451		1.48		.59
Class 529-E:
12/31/2019	52.16	.81	13.26	14.07	(.77)	(3.61)	(4.38)	61.85	27.24	94		.89		1.37
12/31/2018	62.06	.81	(5.17)	(4.36)	(.79)	(4.75)	(5.54)	52.16	(6.88)	82		.90		1.29
12/31/2017	54.33	.74	11.62	12.36	(.73)	(3.90)	(4.63)	62.06	22.97	93		.91		1.24
12/31/2016	50.61	.71	5.41	6.12	(.70)	(1.70)	(2.40)	54.33	12.20	80		.93		1.36
12/31/2015	51.96	.59	.97	1.56	(.59)	(2.32)	(2.91)	50.61	3.04	73		.94		1.13
Class 529-T:
12/31/2019	52.28	1.09	13.31	14.40	(1.05)	(3.61)	(4.66)	62.02	27.86 [4]	—	[5]	.42	[4]	1.85	[4]
12/31/2018	62.20	1.10	(5.18)	(4.08)	(1.09)	(4.75)	(5.84)	52.28	(6.46)[4]	—	[5]	.44	[4]	1.76	[4]
12/31/2017[6,7]	57.85	.78	8.30	9.08	(.83)	(3.90)	(4.73)	62.20	15.90 [4,8]	—	[5]	.45	[4,9]	1.75	[4,9]
Class 529-F-1:
12/31/2019	52.15	1.08	13.27	14.35	(1.04)	(3.61)	(4.65)	61.85	27.84	196		.43		1.83
12/31/2018	62.07	1.10	(5.19)	(4.09)	(1.08)	(4.75)	(5.83)	52.15	(6.48)	149		.44		1.76
12/31/2017	54.34	1.01	11.62	12.63	(1.00)	(3.90)	(4.90)	62.07	23.53	137		.45		1.69
12/31/2016	50.62	.94	5.42	6.36	(.94)	(1.70)	(2.64)	54.34	12.71	98		.48		1.82
12/31/2015	51.97	.83	.97	1.80	(.83)	(2.32)	(3.15)	50.62	3.51	83		.48		1.59
Class R-1:
12/31/2019	52.00	.50	13.23	13.73	(.47)	(3.61)	(4.08)	61.65	26.60	132		1.40		.86
12/31/2018	61.88	.49	(5.16)	(4.67)	(.46)	(4.75)	(5.21)	52.00	(7.38)	128		1.41		.78
12/31/2017	54.18	.44	11.59	12.03	(.43)	(3.90)	(4.33)	61.88	22.37	160		1.41		.74
12/31/2016	50.49	.45	5.39	5.84	(.45)	(1.70)	(2.15)	54.18	11.65	145		1.41		.88
12/31/2015	51.83	.35	.97	1.32	(.34)	(2.32)	(2.66)	50.49	2.55	151		1.40		.66
Class R-2:
12/31/2019	51.97	.51	13.22	13.73	(.48)	(3.61)	(4.09)	61.61	26.62	734		1.40		.87
12/31/2018	61.86	.49	(5.15)	(4.66)	(.48)	(4.75)	(5.23)	51.97	(7.37)	658		1.41		.79
12/31/2017	54.16	.44	11.59	12.03	(.43)	(3.90)	(4.33)	61.86	22.39	797		1.40		.74
12/31/2016	50.47	.46	5.39	5.85	(.46)	(1.70)	(2.16)	54.16	11.65	744		1.39		.89
12/31/2015	51.82	.37	.97	1.34	(.37)	(2.32)	(2.69)	50.47	2.61	734		1.35		.72
Class R-2E:
12/31/2019	52.02	.69	13.23	13.92	(.66)	(3.61)	(4.27)	61.67	26.99	91		1.09		1.17
12/31/2018	61.92	.69	(5.16)	(4.47)	(.68)	(4.75)	(5.43)	52.02	(7.08)	65		1.11		1.10
12/31/2017	54.24	.64	11.58	12.22	(.64)	(3.90)	(4.54)	61.92	22.74	56		1.10		1.06
12/31/2016	50.56	.66	5.38	6.04	(.66)	(1.70)	(2.36)	54.24	12.04	20		1.10		1.26
12/31/2015	52.03	.69	.90	1.59	(.74)	(2.32)	(3.06)	50.56	3.09	1		1.13		1.37

20	Fundamental Investors

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets[3]		Ratio of net income to average net assets
Class R-3:
12/31/2019	$52.15	$.77	$13.27	$14.04	$(.74)	$(3.61)	$(4.35)	$61.84	27.17%	$1,986		.94%		1.31%
12/31/2018	62.05	.78	(5.18)	(4.40)	(.75)	(4.75)	(5.50)	52.15	(6.95)	1,880		.96		1.24
12/31/2017	54.31	.71	11.63	12.34	(.70)	(3.90)	(4.60)	62.05	22.93	2,360		.95		1.19
12/31/2016	50.60	.69	5.41	6.10	(.69)	(1.70)	(2.39)	54.31	12.15	2,181		.96		1.33
12/31/2015	51.94	.59	.97	1.56	(.58)	(2.32)	(2.90)	50.60	3.03	2,237		.95		1.12
Class R-4:
12/31/2019	52.17	.95	13.28	14.23	(.92)	(3.61)	(4.53)	61.87	27.57	1,970		.64		1.62
12/31/2018	62.07	.96	(5.17)	(4.21)	(.94)	(4.75)	(5.69)	52.17	(6.65)	1,879		.65		1.54
12/31/2017	54.33	.89	11.63	12.52	(.88)	(3.90)	(4.78)	62.07	23.30	2,523		.65		1.49
12/31/2016	50.62	.85	5.40	6.25	(.84)	(1.70)	(2.54)	54.33	12.47	2,318		.66		1.63
12/31/2015	51.96	.75	.97	1.72	(.74)	(2.32)	(3.06)	50.62	3.36	2,289		.65		1.42
Class R-5E:
12/31/2019	52.19	1.09	13.28	14.37	(1.05)	(3.61)	(4.66)	61.90	27.85	379		.43		1.84
12/31/2018	62.12	1.14	(5.22)	(4.08)	(1.10)	(4.75)	(5.85)	52.19	(6.45)	255		.45		1.86
12/31/2017	54.38	1.02	11.64	12.66	(1.02)	(3.90)	(4.92)	62.12	23.54	16		.44		1.70
12/31/2016	50.69	1.03	5.30	6.33	(.94)	(1.70)	(2.64)	54.38	12.62	10		.57		1.99
12/31/2015[6,11]	53.80	.11	(1.16)	(1.05)	(.35)	(1.71)	(2.06)	50.69	(1.95)[8]	—	[5]	.05	[8]	.21	[8]
Class R-5:
12/31/2019	52.33	1.13	13.33	14.46	(1.10)	(3.61)	(4.71)	62.08	27.95	1,354		.34		1.91
12/31/2018	62.25	1.16	(5.19)	(4.03)	(1.14)	(4.75)	(5.89)	52.33	(6.37)	1,326		.35		1.84
12/31/2017	54.47	1.07	11.67	12.74	(1.06)	(3.90)	(4.96)	62.25	23.68	2,041		.35		1.79
12/31/2016	50.74	1.00	5.43	6.43	(1.00)	(1.70)	(2.70)	54.47	12.81	1,800		.35		1.93
12/31/2015	52.08	.90	.98	1.88	(.90)	(2.32)	(3.22)	50.74	3.66	1,914		.35		1.72
Class R-6:
12/31/2019	52.30	1.17	13.31	14.48	(1.13)	(3.61)	(4.74)	62.04	28.01	18,458		.29		1.98
12/31/2018	62.22	1.19	(5.19)	(4.00)	(1.17)	(4.75)	(5.92)	52.30	(6.33)	13,670		.30		1.90
12/31/2017	54.45	1.10	11.66	12.76	(1.09)	(3.90)	(4.99)	62.22	23.72	12,701		.30		1.84
12/31/2016	50.72	1.04	5.42	6.46	(1.03)	(1.70)	(2.73)	54.45	12.88	8,948		.31		1.99
12/31/2015	52.06	.93	.97	1.90	(.92)	(2.32)	(3.24)	50.72	3.71	6,590		.31		1.77

	Year ended December 31,
	2019	2018	2017	2016	2015
Portfolio turnover rate for all share classes[12]	40%	34%	29%	24%	27%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[4]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[5]	Amount less than $1 million.
[6]	Based on operations for a period that is less than a full year.
[7]	Class T and 529-T shares began investment operations on April 7, 2017.
[8]	Not annualized.
[9]	Annualized.
[10]	Class F-3 shares began investment operations on January 27, 2017.
[11]	Class R-5E shares began investment operations on November 20, 2015.
[12]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

See notes to financial statements.

Fundamental Investors	21

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of American Funds Fundamental Investors:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the summary investment portfolio, of Fundamental Investors, the portfolio constituting the American Funds Fundamental Investors (the “Fund”), as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

The financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California

February 10, 2020

We have served as the auditor of one or more American Funds investment companies since 1956.

22	Fundamental Investors

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2019, through December 31, 2019).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fundamental Investors	23

	Beginning	Ending
	account value	account value	Expenses paid	Annualized
	7/1/2019	12/31/2019	during period*	expense ratio
Class A – actual return	$1,000.00	$1,108.67	$3.30	.62%
Class A – assumed 5% return	1,000.00	1,022.08	3.16	.62
Class C – actual return	1,000.00	1,104.58	7.21	1.36
Class C – assumed 5% return	1,000.00	1,018.35	6.92	1.36
Class T – actual return	1,000.00	1,110.28	1.86	.35
Class T – assumed 5% return	1,000.00	1,023.44	1.79	.35
Class F-1 – actual return	1,000.00	1,108.45	3.45	.65
Class F-1 – assumed 5% return	1,000.00	1,021.93	3.31	.65
Class F-2 – actual return	1,000.00	1,109.86	2.07	.39
Class F-2 – assumed 5% return	1,000.00	1,023.24	1.99	.39
Class F-3 – actual return	1,000.00	1,110.48	1.54	.29
Class F-3 – assumed 5% return	1,000.00	1,023.74	1.48	.29
Class 529-A – actual return	1,000.00	1,108.55	3.45	.65
Class 529-A – assumed 5% return	1,000.00	1,021.93	3.31	.65
Class 529-C – actual return	1,000.00	1,104.23	7.43	1.40
Class 529-C – assumed 5% return	1,000.00	1,018.15	7.12	1.40
Class 529-E – actual return	1,000.00	1,107.05	4.67	.88
Class 529-E – assumed 5% return	1,000.00	1,020.77	4.48	.88
Class 529-T – actual return	1,000.00	1,109.97	2.18	.41
Class 529-T – assumed 5% return	1,000.00	1,023.14	2.09	.41
Class 529-F-1 – actual return	1,000.00	1,109.59	2.23	.42
Class 529-F-1 – assumed 5% return	1,000.00	1,023.09	2.14	.42
Class R-1 – actual return	1,000.00	1,104.21	7.37	1.39
Class R-1 – assumed 5% return	1,000.00	1,018.20	7.07	1.39
Class R-2 – actual return	1,000.00	1,104.36	7.43	1.40
Class R-2 – assumed 5% return	1,000.00	1,018.15	7.12	1.40
Class R-2E – actual return	1,000.00	1,106.05	5.79	1.09
Class R-2E – assumed 5% return	1,000.00	1,019.71	5.55	1.09
Class R-3 – actual return	1,000.00	1,106.75	4.99	.94
Class R-3 – assumed 5% return	1,000.00	1,020.47	4.79	.94
Class R-4 – actual return	1,000.00	1,108.65	3.40	.64
Class R-4 – assumed 5% return	1,000.00	1,021.98	3.26	.64
Class R-5E – actual return	1,000.00	1,109.62	2.29	.43
Class R-5E – assumed 5% return	1,000.00	1,023.04	2.19	.43
Class R-5 – actual return	1,000.00	1,110.24	1.76	.33
Class R-5 – assumed 5% return	1,000.00	1,023.54	1.68	.33
Class R-6 – actual return	1,000.00	1,110.64	1.49	.28
Class R-6 – assumed 5% return	1,000.00	1,023.79	1.43	.28

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

24	Fundamental Investors

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended December 31, 2019:

Long-term capital gains	$6,342,203,000
Qualified dividend income	100%
Corporate dividends received deduction	$1,360,540,000
U.S. government income that may be exempt from state taxation	$50,335,000

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2020, to determine the calendar year amounts to be included on their 2019 tax returns. Shareholders should consult their tax advisors.

Fundamental Investors	25

Approval of Investment Advisory and Service Agreement

The board of Fundamental Investors has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through November 30, 2020. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined in the exercise of their business judgment that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel with respect to the matters considered. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; the resources and systems CRMC devotes to investment management (the manner in which the fund’s assets are managed, including liquidity management), compliance, trading, portfolio accounting and other services; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective to achieve long-term growth of capital and income. They compared the fund’s investment results with those of other funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes, over various periods through March 31, 2019. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee reviewed the fund’s investment results measured against various indexes, including the Lipper Growth and Income Funds Index and the Standard & Poor’s 500 Composite Index. They reviewed the results for the one-year, three-year, five-year, 10-year, 20-year and lifetime periods, and placed greater emphasis on longer term periods. They noted that the investment results of the fund were mixed for shorter term periods and generally favorable over longer term periods compared to the results of these indexes. The board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses generally compared favorably to those of other similar funds included in the Lipper Growth and Income Funds category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

26	Fundamental Investors

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that through December 31, 2018 CRMC benefited from research obtained with commissions from portfolio transactions made on behalf of the fund and since that time has undertaken to bear the cost of obtaining such research. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its track record of investing in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. They reviewed information on the profitability of the investment adviser and its affiliates. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and CRMC’s sharing of potential economies of scale, or efficiencies, through breakpoints and other fee reductions and costs voluntarily absorbed. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Fundamental Investors	27

Liquidity Risk Management Program

The fund has adopted a liquidity risk management program (the “program”). The fund’s board has designated Capital Research and Management Company (“CRMC”) as the administrator of the program. Personnel of CRMC or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Capital Group Liquidity Risk Management Committee.

Under the program, CRMC manages the fund’s liquidity risk, which is the risk that the fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the fund. This risk is managed by monitoring the degree of liquidity of the fund’s investments, limiting the amount of the fund’s illiquid investments, and utilizing various risk management tools and facilities available to the fund for meeting shareholder redemptions, among other means. CRMC’s process of determining the degree of liquidity of the fund’s investments is supported by one or more third-party liquidity assessment vendors.

The fund’s board reviewed a report prepared by CRMC regarding the operation and effectiveness of the program for the period December 1, 2018, through September 30, 2019. No significant liquidity events impacting the fund were noted in the report. In addition, CRMC provided its assessment that the program had been effective in managing the fund’s liquidity risk.

28	Fundamental Investors

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Fundamental Investors	29

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Fundamental Investors	31

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Fundamental Investors	33

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Joseph C. Berenato, 1946	2003	Former Chairman and CEO, Ducommun Incorporated (aerospace components manufacturer)	16	None
Joseph J. Bonner, 1955	2019	President and CEO, Solana Beach Capital LLC (real estate advisory); Global Head of Real Estate, Board Member, The Interlink Group (private merchant bank)	3	Extra Space Storage
Mary Anne Dolan, 1947 Chairman of the Board (Independent and Non-Executive)	2010	Founder and President, MAD Ink (communications company); former Editor-in-Chief, The Los Angeles Herald Examiner (retired 1989)	10	None
John G. Freund, MD, 1953	2010	Founder and Managing Director, Skyline Ventures (a venture capital investor in health care companies)	6	Collegium Pharmaceutical, Inc.; Proteon Therapeutics, Inc.; SI-BONE, Inc.; Sutro Biopharma, Inc.; Tetraphase Pharmaceuticals, Inc.
Yvonne L. Greenstreet, 1962	2019	Chief Operating Officer, Alnylam Pharmaceuticals; Founder and former Managing Director, Highgate LLC (consulting)	3	Pacira, Inc. (pharmaceuticals); Indivior PLC (pharmaceuticals)
Linda Griego, 1947	2015	Former President and CEO, Griego Enterprises, Inc. (business management company)	7	CBS Corporation
Leonade D. Jones, 1947	1998	Retired; former Treasurer, The Washington Post Company (retired 1996)	10	None
Sharon I. Meers, 1965	2017	Former Senior Director, Head of Strategic Partnerships, eBay Enterprise	3	None
Kenneth M. Simril, 1965	2016	President and CEO, SCI Ingredients Holdings, Inc. (food manufacturing)	7	None
Christopher E. Stone, 1956	2010	Professor of Practice of Public Integrity, University of Oxford, Blavatnik School of Government; former President, Open Society Foundations	6	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Interested trustees5,6

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Brady L. Enright, 1967 Co-President	2015	Partner — Capital World Investors, Capital Research and Management Company; Partner — Capital World Investors, Capital Bank and Trust Company[7]; Director, The Capital Group Companies, Inc.	3	None
Anne-Marie Peterson, 1972	2019	Partner — Capital World Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]	3	None

34	Fundamental Investors

Other officers6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Mark L. Casey, 1970 Co-President	2008	Partner — Capital International Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]
Paul F. Roye, 1953 Executive Vice President	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Director, Capital Research and Management Company
Julian N. Abdey, 1972 Senior Vice President	2019	Partner — Capital International Investors, Capital Research and Management Company
Gregory D. Johnson, 1963 Senior Vice President	2019	Partner — Capital World Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Michael T. Kerr, 1959 Senior Vice President	1995	Partner — Capital International Investors, Capital Research and Management Company
Dina N. Perry, 1945 Senior Vice President	1994	Partner — Capital World Investors, Capital Research and Management Company
Walter R. Burkley, 1966 Vice President	2010	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Director, Capital Research Company[7]; Director, Capital Research and Management Company
Mathews Cherian, 1967 Vice President	2018	Partner — Capital World Investors, Capital Research and Management Company
Michael W. Stockton, 1967 Secretary	2014	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Brian D. Bullard, 1969 Treasurer	2016	Senior Vice President — Investment Operations, Capital Research and Management Company
Julie E. Lawton, 1973 Assistant Secretary	2010	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company; Secretary, Capital Research Company[7]
Sandra Chuon, 1972 Assistant Treasurer	2019	Assistant Vice President — Investment Operations, Capital Research and Management Company
Hong T. Le, 1978 Assistant Treasurer	2018	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

Fundamental Investors	35

Office of the fund

6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Counsel

Dechert LLP
One Bush Street, Suite 1600
San Francisco, CA 94104-4446

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1000
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

36	Fundamental Investors

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

A complete December 31, 2019, portfolio of Fundamental Investors’ investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

Fundamental Investors files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. This filing is available free of charge on the SEC website. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of Fundamental Investors, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2020, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The Standard & Poor’s 500 Composite Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2020 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part is prohibited without written permission of S&P Dow Jones Indices LLC.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 20 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes
Equity funds have beaten their Lipper peer indexes in 92% of 10-year periods and 99% of 20-year periods.[2] Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.[3] Fund management fees have been among the lowest in the industry.[4]

[1]	Portfolio manager experience as of December 31, 2018.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2018. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-2 share results, as of December 31, 2018. Fourteen of our 15 American Funds fixed income funds that have been in existence for the three-year period showed a three-year correlation below 0.2. Standard & Poor’s 500 Composite Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 70% of the time, based on the 20-year period ended December 31, 2018, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Linda Griego, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

FI

Registrant:

a) Audit Fees:
Audit	2018	2,000
	2019	97,000

b) Audit-Related Fees:
	2018	25,000
	2019	21,000

c) Tax Fees:
	2018	9,000
	2019	14,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2018	None
	2019	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2018	1,117,000
	2019	1,812,000
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:

	2018	8,000
	2019	46,000
	The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2018	None
	2019	2,000
	The other fees consist of subscription services related to an accounting research tool.

	All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

	Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,212,000 for fiscal year 2018 and $1,896,000 for fiscal year 2019. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Fundamental Investors®

Investment portfolio

December 31, 2019

Common stocks 97.08% Information technology 23.28%	Shares	Value (000)
Microsoft Corp.	37,555,439	$5,922,493
Broadcom Inc.	11,994,545	3,790,516
Taiwan Semiconductor Manufacturing Co., Ltd.1	172,768,000	1,913,314
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	2,797,467	162,533
ASML Holding NV1	4,740,732	1,411,838
ASML Holding NV (New York registered)	1,259,860	372,843
Intel Corp.	25,667,906	1,536,224
Samsung Electronics Co., Ltd.1	21,885,000	1,054,514
Advanced Micro Devices, Inc.2	14,482,751	664,179
Visa Inc., Class A	3,313,190	622,548
Texas Instruments Inc.	4,799,085	615,675
Mastercard Inc., Class A	1,979,928	591,187
Autodesk, Inc.2	2,969,434	544,772
NortonLifeLock Inc.	19,239,083	490,981
QUALCOMM Inc.	5,467,232	482,374
Applied Materials, Inc.	7,053,224	430,529
SK hynix, Inc.1	4,425,000	359,626
Micron Technology, Inc.2	6,353,789	341,707
SAP SE1	2,499,523	336,860
ServiceNow, Inc.2	1,170,007	330,316
TE Connectivity Ltd.	3,445,662	330,232
Apple Inc.	1,109,883	325,917
HubSpot, Inc.2	1,562,162	247,603
FleetCor Technologies, Inc.2	742,858	213,735
STMicroelectronics NV1	7,910,959	213,512
Analog Devices, Inc.	1,764,664	209,713
Dell Technologies Inc., Class C2	3,499,333	179,831
Square, Inc., Class A2	2,074,738	129,796
PayPal Holdings, Inc.2	1,199,771	129,779
RingCentral, Inc., Class A2	733,560	123,730
Keyence Corp.1	340,000	120,344
LiveRamp Holdings, Inc.2	2,480,227	119,225
Global Payments Inc.	589,888	107,690
Smartsheet Inc., Class A2	2,234,198	100,360
DocuSign, Inc.2	1,199,771	88,915
Tokyo Electron Ltd.1	399,900	87,879
Arista Networks, Inc.2	427,918	87,039
NetApp, Inc.	1,359,741	84,644
Adobe Inc.2	247,953	81,777
EPAM Systems, Inc.2	358,932	76,151
InterXion Holding NV, non-registered shares2	825,000	69,143
Lam Research Corp.	195,663	57,212
ON Semiconductor Corp.2	1,739,568	42,411
Alteryx, Inc., Class A2	250,000	25,017

Fundamental Investors — Page 1 of 8

Common stocks (continued) Information technology (continued)	Shares	Value (000)
Micro Focus International PLC1	1,442,067	$20,361
Datadog, Inc., Class A2	499,705	18,879
		25,265,924
Health care 13.17%
UnitedHealth Group Inc.	10,546,143	3,100,355
Regeneron Pharmaceuticals, Inc.2	2,481,161	931,626
Centene Corp.2	14,816,938	931,541
Boston Scientific Corp.2	18,892,190	854,305
Pfizer Inc.	20,034,371	784,947
Thermo Fisher Scientific Inc.	2,414,040	784,249
Cigna Corp.	3,706,265	757,894
Humana Inc.	1,658,684	607,941
CVS Health Corp.	7,035,598	522,675
Vertex Pharmaceuticals Inc.2	2,290,396	501,482
Anthem, Inc.	1,246,567	376,501
AstraZeneca PLC1	3,464,684	346,637
Bristol-Myers Squibb Co.	5,199,009	333,724
Merck & Co., Inc.	3,405,951	309,771
Molina Healthcare, Inc.2	2,252,571	305,651
Gilead Sciences, Inc.	3,999,237	259,870
Eli Lilly and Co.	1,947,229	255,924
Daiichi Sankyo Co., Ltd.1	3,743,300	247,181
Seattle Genetics, Inc.2	2,090,201	238,826
ResMed Inc.	1,364,740	211,494
Illumina, Inc.2	544,896	180,764
Biogen Inc.2	600,000	178,038
Bluebird Bio, Inc.2	1,743,078	152,955
Abbott Laboratories	1,657,084	143,934
Danaher Corp.	901,728	138,397
Allakos Inc.2	1,244,901	118,714
Neurocrine Biosciences, Inc.2	1,009,208	108,480
Edwards Lifesciences Corp.2	413,330	96,426
Ultragenyx Pharmaceutical Inc.2	2,257,370	96,412
Notre Dame Intermédica Participações SA	5,490,000	93,145
Incyte Corp.2	672,772	58,746
AbbVie Inc.	651,930	57,722
Sage Therapeutics, Inc.2	570,874	41,211
GlaxoSmithKline PLC1	1,421,329	33,438
Teva Pharmaceutical Industries Ltd. (ADR)2	3,147,400	30,845
Novo Nordisk A/S, Class B1	461,468	26,765
Bausch Health Companies Inc.2	750,000	22,440
WellCare Health Plans, Inc.2	59,989	19,809
Cortexyme, Inc.2	313,639	17,608
BioMarin Pharmaceutical Inc.2	176,266	14,903
		14,293,346
Financials 12.87%
Berkshire Hathaway Inc., Class A2	7,665	2,602,957
Berkshire Hathaway Inc., Class B2	1,427,815	323,400
JPMorgan Chase & Co.	12,406,920	1,729,525
Capital One Financial Corp.	8,990,186	925,180
CME Group Inc., Class A	3,621,865	726,981
Citigroup Inc.	8,989,586	718,178
Discover Financial Services	7,453,579	632,213

Fundamental Investors — Page 2 of 8

Common stocks (continued) Financials (continued)	Shares	Value (000)
The Blackstone Group Inc., Class A	10,646,901	$595,588
Wells Fargo & Co.	9,842,886	529,547
Legal & General Group PLC1	109,763,993	442,214
Goldman Sachs Group, Inc.	1,769,663	406,899
Intercontinental Exchange, Inc.	4,003,737	370,546
Truist Financial Corp.	5,967,661	336,099
PNC Financial Services Group, Inc.	2,074,605	331,169
BNP Paribas SA1	5,441,116	323,894
BlackRock, Inc.	542,997	272,965
Chubb Ltd.	1,670,681	260,058
Barclays PLC1	103,429,346	246,995
First Republic Bank	1,847,096	216,941
HDFC Bank Ltd.1	11,736,000	209,158
CIT Group Inc.	4,169,205	190,241
Apollo Global Management, Inc., Class A	3,923,752	187,202
Arch Capital Group Ltd.2	4,350,946	186,612
Zurich Insurance Group AG1	349,933	143,521
Sberbank of Russia PJSC (ADR)1	7,945,000	130,727
Hong Kong Exchanges and Clearing Ltd.1	3,077,000	99,730
Moody’s Corp.	389,926	92,572
Bank of New York Mellon Corp.	1,816,954	91,447
Aon PLC, Class A	409,922	85,383
Marsh & McLennan Cos., Inc.	764,960	85,224
Kotak Mahindra Bank Ltd.1	3,315,000	78,185
AIA Group Ltd.1	6,713,000	70,632
S&P Global Inc.	227,000	61,982
Ares Management Corp., Class A	1,721,922	61,455
Brookfield Asset Management Inc., Class A	850,000	49,130
SVB Financial Group2	179,966	45,179
Toronto-Dominion Bank (CAD denominated)	725,000	40,662
CenterState Bank Corp.	1,276,457	31,886
Ping An Insurance (Group) Co. of China, Ltd., Class H1	2,289,000	27,116
Bank of Ireland Group PLC1	983,062	5,421
		13,964,814
Industrials 11.09%
Boeing Co.	5,541,681	1,805,258
TransDigm Group Inc.	2,295,395	1,285,421
Airbus SE, non-registered shares1	8,088,216	1,186,685
Parker-Hannifin Corp.	4,249,228	874,576
Union Pacific Corp.	4,004,237	723,926
CSX Corp.	9,727,198	703,860
Deere & Co.	3,122,105	540,936
Honeywell International Inc.	2,789,487	493,739
MTU Aero Engines AG1	1,513,912	432,308
Emerson Electric Co.	4,999,047	381,227
Northrop Grumman Corp.	1,013,007	348,444
Safran SA1	1,951,130	302,453
Johnson Controls International PLC	7,050,656	287,032
United Parcel Service, Inc., Class B	2,399,542	280,890
Norfolk Southern Corp.	1,398,903	271,569
Lockheed Martin Corp.	581,904	226,582
Westinghouse Air Brake Technologies Corp.	2,842,520	221,148
Armstrong World Industries, Inc.	2,187,002	205,513
Rockwell Automation	999,809	202,631

Fundamental Investors — Page 3 of 8

Common stocks (continued) Industrials (continued)	Shares	Value (000)
Experian PLC1	4,209,197	$142,366
Caterpillar Inc.	923,796	136,426
Grafton Group PLC, units1	11,326,372	130,815
Nidec Corp.1	899,800	122,916
FedEx Corp.	759,355	114,822
Waste Management, Inc.	938,821	106,988
United Technologies Corp.	572,891	85,796
Edenred SA1	1,550,934	80,253
Waste Connections, Inc.	749,857	68,080
RELX PLC1	1,969,624	49,688
ASSA ABLOY AB, Class B1	2,000,000	46,736
IMCD NV1	500,000	43,763
Middleby Corp.2	350,000	38,332
Illinois Tool Works Inc.	200,000	35,926
United Rentals, Inc.2	190,000	31,686
Lifco AB, Class B1	336,501	20,572
Stericycle, Inc.2	24,695	1,576
		12,030,939
Communication services 10.85%
Facebook, Inc., Class A2	14,039,917	2,881,693
Alphabet Inc., Class C2	1,147,607	1,534,374
Alphabet Inc., Class A2	402,523	539,135
Charter Communications, Inc., Class A2	4,024,632	1,952,268
Comcast Corp., Class A	32,437,794	1,458,728
Netflix, Inc.2	4,441,091	1,437,004
Activision Blizzard, Inc.	12,911,544	767,204
Walt Disney Co.	2,999,428	433,807
T-Mobile US, Inc.2	5,266,996	413,038
Verizon Communications Inc.	2,199,581	135,054
SoftBank Group Corp.1	1,299,800	56,589
Pinterest, Inc., Class A2	2,669,891	49,767
HUYA, Inc. (ADR)2	2,289,563	41,098
Adevinta ASA1,2	2,876,294	34,078
GCI Liberty, Inc., Class A2	311,641	22,080
JOYY Inc., Class A (ADR)2	374,928	19,792
		11,775,709
Consumer discretionary 7.89%
Amazon.com, Inc.2	1,277,057	2,359,797
Home Depot, Inc.	4,301,542	939,371
Marriott International, Inc., Class A	3,650,855	552,849
Target Corp.	3,699,295	474,287
Booking Holdings Inc.2	193,447	397,288
Burlington Stores, Inc.2	1,735,000	395,632
Domino’s Pizza, Inc.	1,253,789	368,338
NIKE, Inc., Class B	3,514,857	356,090
Industria de Diseño Textil, SA1	9,198,246	325,829
Prosus NV1,2	4,260,000	318,764
Restaurant Brands International Inc.	4,935,000	314,705
LVMH Moët Hennessy-Louis Vuitton SE1	657,716	306,319
Wynn Resorts, Ltd.	1,979,623	274,910
General Motors Co.	5,139,555	188,108
MGM Resorts International	5,498,952	182,950
Galaxy Entertainment Group Ltd.1	23,995,000	176,862

Fundamental Investors — Page 4 of 8

Common stocks (continued) Consumer discretionary (continued)	Shares	Value (000)
Dollar General Corp.	960,000	$149,741
Ross Stores, Inc.	659,874	76,822
Las Vegas Sands Corp.	849,838	58,673
Valeo SA, non-registered shares1	1,454,723	51,508
Wyndham Hotels & Resorts, Inc.	744,958	46,791
EssilorLuxottica1	264,653	40,428
Samsonite International SA1	16,670,700	39,938
Evolution Gaming Group AB1	1,266,879	38,124
Kindred Group PLC (SDR)1	6,115,500	37,493
Meituan Dianping, Class B1,2	2,395,000	31,364
Carnival Corp., units	550,095	27,961
Floor & Decor Holdings, Inc., Class A2	544,058	27,644
		8,558,586
Consumer staples 6.63%
British American Tobacco PLC1	33,227,062	1,415,647
Altria Group, Inc.	24,344,244	1,215,021
Philip Morris International Inc.	13,307,963	1,132,375
Keurig Dr Pepper Inc.	18,168,363	525,974
Anheuser-Busch InBev SA/NV1	6,362,787	521,758
Walmart Inc.	3,799,276	451,506
Nestlé SA1	3,284,374	355,818
Mondelez International, Inc.	4,099,218	225,785
Conagra Brands, Inc.	6,407,443	219,391
Costco Wholesale Corp.	701,966	206,322
Coca-Cola Co.	3,699,333	204,758
Procter & Gamble Co.	1,599,695	199,802
Estée Lauder Cos. Inc., Class A	899,828	185,850
Coca-Cola European Partners PLC	2,514,521	127,939
Sysco Corp.	1,169,777	100,063
Church & Dwight Co., Inc.	649,876	45,712
Reckitt Benckiser Group PLC (ADR)	1,861,045	30,819
ITC Ltd.1	7,077,011	23,597
		7,188,137
Energy 4.83%
Royal Dutch Shell PLC, Class B (ADR)	7,279,249	436,536
Royal Dutch Shell PLC, Class B1	10,870,647	323,919
Royal Dutch Shell PLC, Class A (GBP denominated)1	165,212	4,911
Enbridge Inc. (CAD denominated)	15,881,626	631,449
Baker Hughes Co., Class A	20,173,154	517,038
Chevron Corp.	3,825,408	461,000
Canadian Natural Resources, Ltd. (CAD denominated)	11,443,960	370,141
Suncor Energy Inc.	10,491,740	343,867
BP PLC1	52,489,992	329,498
Occidental Petroleum Corp.	5,714,910	235,511
ConocoPhillips	3,432,433	223,211
Exxon Mobil Corp.	2,700,785	188,461
Murphy Oil Corp.	6,780,607	181,720
Keyera Corp.	6,935,678	181,704
EOG Resources, Inc.	2,018,446	169,065
Concho Resources Inc.	1,566,104	137,144
Diamondback Energy, Inc.	1,357,741	126,080
Petróleo Brasileiro SA (Petrobras), ordinary nominative (ADR)	4,871,371	77,650
Pioneer Natural Resources Co.	499,905	75,671

Fundamental Investors — Page 5 of 8

Common stocks (continued) Energy (continued)	Shares	Value (000)
Noble Energy, Inc.	3,009,826	$74,764
Parsley Energy, Inc., Class A	2,438,000	46,103
Equitrans Midstream Corp.	3,241,882	43,311
Schlumberger Ltd.	1,003,309	40,333
Cenovus Energy Inc. (CAD denominated)	2,492,025	25,332
		5,244,419
Materials 3.78%
BHP Group PLC1	17,996,569	425,078
LyondellBasell Industries NV	4,120,814	389,334
Linde PLC	1,794,658	382,083
DuPont de Nemours Inc.	5,622,815	360,985
Dow Inc.	6,185,287	338,521
Royal Gold, Inc.	2,283,565	279,166
Franco-Nevada Corp.	2,527,279	260,970
LafargeHolcim Ltd.1	4,291,273	237,959
Corteva, Inc.	7,798,513	230,524
Barrick Gold Corp.	11,634,782	216,290
Shin-Etsu Chemical Co., Ltd.1	1,530,100	167,754
Norsk Hydro ASA1	34,980,669	130,592
Koninklijke DSM NV1	974,814	127,249
Packaging Corp. of America	957,516	107,232
First Quantum Minerals Ltd.	8,526,174	86,473
Alcoa Corp.2	4,000,000	86,040
Vale SA, ordinary nominative	5,919,000	78,426
Akzo Nobel NV1	748,857	76,352
Rio Tinto PLC1	1,242,763	73,841
Allegheny Technologies Inc.2	1,301,452	26,888
CCL Industries Inc., Class B, nonvoting shares	567,000	24,155
		4,105,912
Real estate 1.81%
Simon Property Group, Inc. REIT	6,143,829	915,185
American Tower Corp. REIT	1,303,152	299,491
Equinix, Inc. REIT	465,911	271,952
AGNC Investment Corp. REIT	12,570,603	222,248
Crown Castle International Corp. REIT	1,553,549	220,837
Brookfield Property Partners LP	1,700,000	31,076
		1,960,789
Utilities 0.88%
Enel SpA1	25,550,000	203,260
AES Corp.	9,422,999	187,518
Ørsted AS1	1,194,487	123,755
Sempra Energy	799,847	121,161
DTE Energy Co.	919,825	119,458
Edison International	1,522,810	114,835
Exelon Corp.	1,924,633	87,744
		957,731
Total common stocks (cost: $67,614,367,000)		105,346,306

Fundamental Investors — Page 6 of 8

Preferred securities 0.21% Energy 0.13%	Shares	Value (000)
Petróleo Brasileiro SA (Petrobras), preferred nominative	19,423,100	$145,720
Information technology 0.08%
Samsung Electronics Co., Ltd., nonvoting preferred shares1	2,100,000	81,930
Total preferred securities (cost: $196,721,000)		227,650
Convertible stocks 0.12% Information technology 0.12%
Broadcom Inc., Series A, cumulative convertible preferred, 8.00% 2022	114,978	135,441
Total convertible stocks (cost: $117,893,000)		135,441
Short-term securities 2.58% Money market investments 2.58%
Capital Group Central Cash Fund 1.73%3	27,973,327	2,797,333
Total short-term securities (cost: $2,794,631,000)		2,797,333
Total investment securities 99.99% (cost: $70,723,612,000)		108,506,730
Other assets less liabilities 0.01%		10,675
Net assets 100.00%		$108,517,405

1	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $16,588,631,000, which represented 15.29% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
2	Security did not produce income during the last 12 months.
3	Rate represents the seven-day yield at 12/31/2019.

Key to abbreviations
ADR = American Depositary Receipts
CAD = Canadian dollars
GBP = British pounds
SDR = Swedish Depositary Receipts

Fundamental Investors — Page 7 of 8

Additional financial disclosures are included in the fund’s current shareholder report and should be read in conjunction with this report.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

American Funds Distributors, Inc., member FINRA.

© 2020 Capital Group. All rights reserved.

MFGEFPX-010-0220O-S73185	Fundamental Investors — Page 8 of 8

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of American Funds Fundamental Investors:

Opinion on the Investment Portfolio

We have audited the accompanying investment portfolio of Fundamental Investors, the portfolio constituting the American Funds Fundamental Investors (the “Fund”), as of December 31, 2019, and the related notes (“investment portfolio”) (included in Item 6 of this Form N-CSR). In our opinion, the investment portfolio presents fairly, in all material respects, the investments in securities of the Fund as of December 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

The investment portfolio is the responsibility of the Fund’s management. Our responsibility is to express an opinion on the investment portfolio based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the investment portfolio is free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the investment portfolio, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the investment portfolio. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the investment portfolio. We believe that our audit provides a reasonable basis for our opinion.

Costa Mesa, California

February 10, 2020

We have served as the auditor of one or more American Funds investment companies since 1956.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS FUNDAMENTAL INVESTORS

By __/s/ Paul F. Roye________________
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: February 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Paul F. Roye_____________
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: February 28, 2020

By ___/s/ Brian D. Bullard__________________
Brian D. Bullard, Treasurer and Principal Financial Officer

Date: February 28, 2020